                                                                    Exhibit 10.1


                                                                [EXECUTION COPY]











                                1,500,000 SHARES




                        IL FORNAIO (AMERICA) CORPORATION



                                  COMMON STOCK





                             UNDERWRITING AGREEMENT

                            DATED SEPTEMBER 18, 1997

                                       TABLE OF CONTENTS


Section 1.  Representations and Warranties.................................................  2

        (A) Representations and Warranties of the Company..................................  2
               Compliance with Registration Requirements...................................  2
               Offering Materials Furnished to Underwriters................................  3
               Distribution of Offering Material By the Company............................  3
               The Underwriting Agreement..................................................  3
               Authorization of the Common Shares..........................................  4
               No Applicable Registration or Other Similar Rights..........................  4
               No Material Adverse Change..................................................  4
               Independent Accountants.....................................................  4
               Preparation of the Financial Statements.....................................  4
               Incorporation and Good Standing of the Company..............................  5
               Capitalization and Other Capital Stock Matters..............................  5
               Stock Exchange Listing......................................................  6
               Non-Contravention of Existing Instruments; No Further Authorizations or
                      Approvals Required...................................................  6
               No Material Actions or Proceedings..........................................  7
               Intellectual Property Rights................................................  7
               All Necessary Permits, etc..................................................  7
               Title to Properties.........................................................  7
               Tax Law Compliance..........................................................  8
               Company Not an "Investment Company."........................................  8
               Insurance...................................................................  8
               No Price Stabilization or Manipulation......................................  8
               Related Party Transactions..................................................  8

        (B)  Representations and Warranties of the Selling Stockholders....................  9
               The Underwriting Agreement..................................................  9
               The Custody Agreement and Power of Attorney.................................  9
               Title to Common Shares to be Sold; All Authorizations Obtained..............  9
               Delivery of the Common Shares to be Sold.................................... 10
               Non-Contravention; No Further Authorizations or Approvals Required.......... 10
               No Registration or Other Similar Rights..................................... 10
               No Further Consents, etc.................................................... 10
               Disclosure Made by Such Selling Stockholder in the Prospectus............... 11
               No Price Stabilization or Manipulation...................................... 11

Section 2.  Purchase, Sale and Delivery of the Common Shares............................... 11
               The Firm Common Shares...................................................... 11
               The First Closing Date...................................................... 12
               The Optional Common Shares; the Second Closing Date......................... 12
               Public Offering of the Common Shares........................................ 13
               Payment for the Common Shares............................................... 13
               Delivery of the Common Shares............................................... 13
               Delivery of Prospectus to the Underwriters.................................. 14

Section 3.  Additional Covenants........................................................... 14
        (A)  Covenants of the Company...................................................... 14
               Representatives' Review of Proposed Amendments and Supplements.............. 14
               Securities Act Compliance................................................... 14

               Amendments and Supplements to the Prospectus and Other Securities Act
                      Matters.............................................................. 15
               Copies of any Amendments and Supplements to the Prospectus.................. 15
               Blue Sky Compliance......................................................... 15
               Use of Proceeds............................................................. 16
               Transfer Agent.............................................................. 16
               Earning Statement........................................................... 16
               Periodic Reporting Obligations.............................................. 16
               Agreement Not To Offer or Sell Additional Securities........................ 16
               Future Reports to the Representatives....................................... 17

        (B)  Covenants of the Selling Stockholders......................................... 17
               Agreement Not to Offer or Sell Additional Securities........................ 17
               Delivery of Forms W-8 and W-9............................................... 18

Section 4.  Payment of Expenses............................................................ 18

Section 5.  Conditions of the Obligations of the Underwriters.............................. 19
               Accountants' Comfort Letter................................................. 20
               Compliance with Registration Requirements; No Stop Order; No
                      Objection from NASD.................................................. 20
               No Material Adverse Change.................................................. 20
               Opinion of Counsel for the Company.......................................... 21
               Opinion of Counsel for the Underwriters..................................... 21
               Officers' Certificate....................................................... 21
               Bring-down Comfort Letter................................................... 21
               Opinion of Counsel for the Selling Stockholders............................. 22
               Selling Stockholders' Certificate........................................... 22
               Selling Stockholders' Documents............................................. 22
               Lock-Up Agreement from Stockholders of the Company.......................... 22
               Additional Documents........................................................ 23

Section 6.  Reimbursement of Underwriters' Expenses........................................ 23

Section 7.  Indemnification................................................................ 23
               Indemnification of the Underwriters......................................... 23
               Indemnification by the Underwriters......................................... 26
               Notifications and Other Indemnification Procedures.......................... 27
               Settlements................................................................. 28

Section 8.  Contribution................................................................... 28

Section 9.  Default of One or More of the Several Underwriters............................. 30

Section 10.  Termination of this Agreement................................................. 31

Section 11.  Representations and Indemnities to Survive Delivery........................... 32

Section 12.  Notices....................................................................... 32

Section 13.  Successors.................................................................... 33

Section 14.  Partial Unenforceability...................................................... 33

Section 15.  Governing Law Provisions...................................................... 33
               Governing Law............................................................... 33

               Consent to Jurisdiction..................................................... 33

Section 16.  Failure of One or More of the Selling Stockholders to Sell and Deliver
             Common Shares................................................................. 34

Section 17.  General Provisions............................................................ 34

                             UNDERWRITING AGREEMENT




                                                              September 18, 1997


MONTGOMERY SECURITIES
BT ALEX. BROWN INCORPORATED
  As Representatives of the several Underwriters
c/o MONTGOMERY SECURITIES
600 Montgomery Street
San Francisco, California  94111


Ladies and Gentlemen:

               INTRODUCTORY. Il Fornaio (America) Corporation, a California corporation to be reincorporated as a Delaware corporation prior to the First Closing Date (the "Reincorporation") (references herein to the "Company" shall mean the California corporation prior to the Reincorporation and the Delaware corporation immediately after the Reincorporation), proposes to issue and sell to the several underwriters named in Schedule A (the "Underwriters") an aggregate of 1,000,000 shares of its Common Stock, no par value (the "Common Stock"); and the stockholders of the Company named in Schedule B (collectively, the "Selling Stockholders") severally propose to sell to the Underwriters an aggregate of 500,000 shares of Common Stock. The 1,000,000 shares of Common Stock to be sold by the Company and the 500,000 shares of Common Stock to be sold by the Selling Stockholders are collectively called the "Firm Common Shares." In addition, the Company has granted to the Underwriters an option to purchase up to an additional 225,000 shares (the "Optional Common Shares") of Common Stock, as provided in Section hereof. The Firm Common Shares and, if and to the extent such option is exercised, the Optional Common Shares are collectively called the "Common Shares." Montgomery Securities and BT Alex. Brown Incorporated have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives") in connection with the offering and sale of the Common Shares.

               The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-23605), which contains a form of prospectus to be used in connection with the public offering and sale of the Common Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act, is called the "Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement," and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first used by the Underwriters to confirm sales of the Common Shares, is called the "Prospectus"; provided, however, if the Company has, with the consent of Montgomery Securities, elected to rely upon Rule 434 under the Securities Act, the term "Prospectus" shall mean the Company's prospectus subject to completion (each, a "preliminary prospectus") dated August 22, 1997 (such preliminary prospectus is called the "Rule 434 preliminary prospectus"), together with the applicable term sheet (the "Term Sheet") prepared and filed by the Company with the Commission under Rules 434 and 424(b) under the Securities Act and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus or the Term Sheet, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

               The Company and each of the Selling Stockholders hereby confirm their respective agreements with the Underwriters as follows:


               SECTION 1.  REPRESENTATIONS AND WARRANTIES.

         A) REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents, warrants and covenants to each Underwriter as follows:

                i) Compliance with Registration Requirements. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities Act. The Company warrants that it has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. The Company warrants that no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

               Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the

        Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Common Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective complied, and through the Prospectus Delivery Period (as defined in Section hereof) will comply, in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date did not, and through the Prospectus Delivery Period will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein. There are no contracts or other documents required by the Securities Act to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

                ii) Offering Materials Furnished to Underwriters. The Company has delivered to the Representatives two complete manually signed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters.

                iii) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Common Shares, any offering material in connection with the offering and sale of the Common Shares other than a preliminary prospectus, the Prospectus or the Registration Statement.

                iv) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

                v) Authorization of the Common Shares. The Common Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

                vi) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

                vii) No Material Adverse Change. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company (any such change is called a "Material Adverse Change") (other than, for purposes of this representation and warranty only, adverse changes resulting solely from general economic conditions or conditions affecting generally the industry in which the Company operates); (ii) the Company has not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of capital stock or repurchase or redemption by the Company of any class of capital stock.

                viii) Independent Accountants. Deloitte & Touche LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act.

                ix) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly the financial position of the Company as of and at the dates indicated and the results of its operations and cash flows for the periods specified. The supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Prospectus Summary--Summary Financial and Operating Data," "Selected Financial and Operating Data" and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement.

               x) Incorporation and Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required (including California (after the Reincorporation), Colorado, Nevada, Oregon and Washington) whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions (other than California, Colorado, Nevada, Oregon and Washington) where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. The Company has no subsidiaries. The Company will be reincorporated in Delaware prior to the First Closing Date.

               xi) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding warrants described in the Prospectus), except as described in the opinion dated January 27, 1993, issued by Cooley Godward LLP in connection with the sale of 730,664 shares of the Company's Series F Preferred Stock (the "Exceptions"). The Common Stock (including the Common Shares) conforms in all material respects to the description thereof contained in the Prospectus. Except for the Exceptions, all of the issued and outstanding shares of Common Stock (including the shares of Common Stock owned by Selling Stockholders) have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of

        Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company, except as described in the Exceptions. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company other than those accurately described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents in all material respects the information required by the Securities Act to be shown with respect to such plans, arrangements, options and rights.

               xii) Stock Exchange Listing. The Common Shares have been approved for inclusion on the Nasdaq National Market, subject only to official notice of issuance.

               xiii) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. The Company is not in violation of its charter or by-laws or in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws of the Company, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, and except applicable state securities or blue sky laws and from the National Association of Securities Dealers, Inc. (the "NASD").

               xiv) No Material Actions or Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened (i) against or, to the Company's knowledge, affecting the Company, (ii) which has as the subject thereof any officer or director (with respect to actions or inactions in his capacity as officer or director) of, or property owned or leased by, the Company or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No labor dispute with the employees of the Company exists or, to the best of the Company's knowledge, is threatened or imminent which would reasonably be expected to result in a Material Adverse Change.

               xv) Intellectual Property Rights. The Company owns or possesses sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct its business as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. The Company has not received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.

               xvi) All Necessary Permits, etc. The Company possesses such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Change.

               xvii) Title to Properties. The Company has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section above (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company. The real property, improvements, equipment and personal property held under lease by the Company are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company.

               xviii) Tax Law Compliance. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon and any taxes required to have been paid by it in any subsequent period and, if due and payable, any related or similar assessment, fine or penalty levied against it. To the best of the Company's knowledge, the Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company has not been finally determined.

               xix) Company Not an "Investment Company." The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and after receipt of payment for the Common Shares will not be, an "investment company" within the meaning of Investment Company Act and will use its commercially reasonable efforts to conduct its business in a manner so that it will not become subject to the Investment Company Act.

               xx) Insurance. The Company is insured by recognized institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for its business, except as disclosed in the Prospectus. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. The Company has not been denied any insurance coverage which it has sought or for which it has applied.

               xxi) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

               xxii) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any other person required to be described in the Prospectus which have not been described as required.

               Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters expressly for use in connection with the Closing shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

        B) REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder represents, warrants and covenants to each Underwriter as follows:

               i) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

               ii) The Custody Agreement and Power of Attorney. Each of the (i) Custody Agreement signed by such Selling Stockholder and BankBoston, N.A., as custodian (the "Custodian"), relating to the deposit of the Common Shares to be sold by such Selling Stockholder (the "Custody Agreement") and (ii) Power of Attorney appointing certain individuals named therein as such Selling Stockholder's attorneys-in-fact (each, an "Attorney-in-Fact") to the extent set forth therein relating to the transactions contemplated hereby and by the Prospectus (the "Power of Attorney"), of such Selling Stockholder has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

               iii) Title to Common Shares to be Sold; All Authorizations Obtained. Such Selling Stockholder has, and on the First Closing Date will have, good and valid title to all of the Common Shares which may be sold by such Selling Stockholder pursuant to this Agreement on such date and the legal right and power, and all authorizations and approvals required by law and under its charter or by-laws, partnership agreement, trust agreement or other organizational documents to enter into this Agreement and its Custody Agreement and Power of Attorney, to sell, transfer and deliver all of the

        Common Shares which may be sold by such Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

                iv) Delivery of the Common Shares to be Sold. Delivery of and payment for the Common Shares which are sold by such Selling Stockholder pursuant to this Agreement will pass good and valid title to such Common Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance or other claim.

                v) Non-Contravention; No Further Authorizations or Approvals Required. The execution and delivery by or on behalf of such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a Default under, or require the consent of any other party to, the charter or by-laws, partnership agreement, trust agreement or other organizational documents of such Selling Stockholder or any other agreement or instrument to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or regulation applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder, except where any of the foregoing shall not have an adverse effect on the Selling Stockholder's ability to validly transfer to the Underwriters title to the Common Shares free and clear of any security interest, mortgage, pledge, lien, encumbrance or other claim, or to otherwise perform its obligations hereunder. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by such Selling Stockholder of the transactions contemplated in this Agreement, except such as have been obtained or made and are in full force and effect under the Securities Act, and except applicable state securities or blue sky laws and from the NASD.

                vi) No Registration or Other Similar Rights. Such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement.

                vii) No Further Consents, etc. No consent, approval or waiver is required under any instrument or agreement to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Common Shares which may be sold by such Selling Stockholder under this Agreement or the consummation by such Selling Stockholder of any of the other transactions contemplated hereby, except where any of the foregoing shall not have an adverse effect on the Selling Stockholder's ability to validly transfer to the Underwriters title to the Common Shares free and clear of any security interest, mortgage, pledge, lien, encumbrance or other claim, or to otherwise perform its obligations hereunder.

                viii) Disclosure Made by Such Selling Stockholder in the Prospectus. All information furnished by or on behalf of such Selling Stockholder in writing expressly for use in the Registration Statement and Prospectus is, and on the First Closing Date and the Second Closing Date will be, true, correct, and complete in all material respects, and does not, and on the First Closing Date and the Second Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. Such Selling Stockholder confirms as accurate the number of shares of Common Stock set forth opposite such Selling Stockholder's name in the Prospectus under the caption "Principal and Selling Stockholders" (both prior to and after giving effect to the sale of the Common Shares).

                ix) No Price Stabilization or Manipulation. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

               Any certificate signed by or on behalf of any Selling Stockholder and delivered to the Representatives or to counsel for the Underwriters expressly for use in connection with the Closing shall be deemed to be a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.


               SECTION 2.  PURCHASE, SALE AND DELIVERY OF THE COMMON SHARES.

                A) The Firm Common Shares. Upon the terms herein set forth, (i) the Company agrees to issue and sell to the several Underwriters an aggregate of 1,000,000 Firm Common Shares and (ii) each Selling Stockholder agrees to sell to the several Underwriters, severally and not jointly, that number of Firm Common Shares set forth opposite such Selling Stockholder's name on Schedule B. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholders the respective number of Firm Common Shares set forth opposite their names on Schedule A. The purchase price per Firm Common Share to be paid by the several Underwriters to the Company and the Selling Stockholders shall be $11.00 per share.

                B) The First Closing Date. Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Montgomery Securities, 600 Montgomery Street, San Francisco, California (or such other place as may be agreed to by the Company and the Representatives) at 6:00 a.m. San Francisco time, on Wednesday, September 24, 1997, or such other time and date not later than 10:30 a.m. San Francisco time, on Wednesday, October 8, 1997 as the Representatives shall designate by notice to the Company (the time and date of such closing are called the "First Closing Date"). The Company and the Selling Stockholders hereby acknowledge that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section hereof.

                C) The Optional Common Shares; the Second Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 225,000 Optional Common Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Common Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Common Shares. The option granted hereunder may be exercised at any time (but not more than once) upon notice by the Representatives to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Common Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Optional Common Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term "First Closing Date" shall refer to the time and date of delivery of certificates for the Firm Common Shares and the Optional Common Shares). Such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional Common Shares are to be purchased, (a) each Underwriter agrees, severally and not jointly, to purchase the number of Optional Common Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Common Shares to be purchased as the number of Firm Common Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Common Shares and (b) the Company agrees to sell the number of Optional Common Shares to be purchased by the Underwriters. The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

                D) Public Offering of the Common Shares. The Representatives hereby advise the Company and the Selling Stockholders that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Common Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

                E) Payment for the Common Shares. Payment for the Common Shares to be sold by the Company shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Company. Payment for the Common Shares to be sold by the Selling Stockholders shall be made at the First Closing Date by wire transfer of immediately available funds to the order of the Custodian.

               It is understood that the Representatives have been authorized, for their own accounts and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Common Shares and any Optional Common Shares the Underwriters have agreed to purchase. Montgomery Securities, individually and not as a Representative of the Underwriters, may (but shall not be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

               Each Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable in connection with the sale or delivery of the Common Shares to be sold by such Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of such Selling Stockholder's obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Stockholder hereunder and to hold such amounts for the account of such Selling Stockholder with the Custodian under the Custody Agreement.

                F) Delivery of the Common Shares. The Company and the Selling Stockholders shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters certificates for the Firm Common Shares to be sold by them at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters, certificates for the Optional Common Shares the Underwriters have agreed to purchase at the First Closing Date or the Second Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Common Shares shall be in definitive form and registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the First Closing Date (or the Second Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the Second Closing Date, as the case may be) at a location in New York, New York as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

                G) Delivery of Prospectus to the Underwriters. Not later than 12:00 p.m. on the second business day following the date the Common Shares are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representatives shall request.

               SECTION 3.  ADDITIONAL COVENANTS.

         A) COVENANTS OF THE COMPANY. The Company further covenants and agrees with each Underwriter as follows:

                i) Representatives' Review of Proposed Amendments and Supplements. During such period beginning on the date hereof and ending on the later of (1) the First Closing Date, (2) the date 25 days after the offering date, as such term is defined in Rule 174(d) under the Securities Act, or (3) such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act) or the Prospectus, the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representatives reasonably object.

                ii) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Representatives in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

                iii) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Representatives or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company agrees to promptly prepare (subject to Section hereof), file with the Commission and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                iv) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Representatives, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto as the Representatives may reasonably request.

                v) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

                vi) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Common Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

                vii) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

                viii) Earning Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earning statement (which need not be audited) covering the twelve-month period ending September 30, 1998 that satisfies the provisions of Section 11(a) of the Securities Act.

                ix) Periodic Reporting Obligations. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Additionally, the Company shall file with the Commission all reports on Form SR as may be required under Rule 463 under the Securities Act.

                x) Agreement Not To Offer or Sell Additional Securities. During the period of 180 days following the date of the Prospectus, the Company will not, without the prior written consent of Montgomery Securities (which consent may be withheld at the sole discretion of Montgomery Securities), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Common Shares); provided, however, that the Company may file a registration statement on Form S-8 with respect to, and may issue shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of options or warrants, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, but only if the holders of such shares, options, warrants or shares issued upon exercise of such options or warrants, agree in writing not to, directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of (including by devise or descent unless such devisees or descendants take subject to such agreement) any such shares or options during such 180 day period without the prior written consent of Montgomery Securities (which consent may be withheld at the sole discretion of the Montgomery Securities) (a "Lock-Up Agreement"); provided, further that, notwithstanding the foregoing proviso, the Company may issue shares of its Common Stock upon exercise of outstanding options or warrants disclosed in the Prospectus without having first obtained a Lock-Up Agreement from such option or warrant holder, so long as the Company shall have used its commercially reasonable efforts to obtain such Lock-Up Agreement from such holder prior to such exercise.

                xi) Future Reports to the Representatives. During the period of five years hereafter the Company will furnish to the Representatives at 600 Montgomery Street, San Francisco, CA 94111 Attention: Michael G.
        Mueller: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock.

        B) COVENANTS OF THE SELLING STOCKHOLDERS. Each Selling Stockholder further covenants and agrees with each Underwriter:

                i) Agreement Not to Offer or Sell Additional Securities. Such Selling Stockholder will not, without the prior written consent of Montgomery Securities (which consent may be withheld at the sole discretion of Montgomery Securities), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of (including by devise or descent unless such devisees or descendants take subject to such agreement) any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 180 days after the date of the Prospectus.

               The foregoing paragraph shall not prohibit (i) bona fide gifts made to any person or entity or (ii) distributions by a Selling Stockholder to its partners (if the Selling Stockholder is a partnership) or shareholders (if the Selling Stockholder is a corporation); provided that such donee or distributee agrees in writing to be bound by the provisions of this subsection as if it were the Selling Stockholder named therein, which written agreement shall have been executed and delivered to Montgomery Securities prior to such gift or distribution.

               ii) Delivery of Forms W-8 and W-9. To deliver to the Representatives prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States Person).

               Montgomery Securities, on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Company or any Selling Stockholder of any one or more of the foregoing covenants or extend the time for their performance.

               SECTION 4. PAYMENT OF EXPENSES. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its and the Selling Stockholders' obligations (other than the Selling Stockholders' obligations relating to underwriting discounts and commissions applicable to sales by the Selling Stockholders, transfer taxes, personal taxes and any fees and expenses of counsel engaged by the Selling Stockholders other than Cooley Godward LLP, which discounts and commissions, transfer taxes, personal taxes and fees of such counsel shall be paid by such Selling Stockholders) hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Common

Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified pubic accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representatives, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Common Shares, (viii) the fees and expenses associated with including the Common Stock on the Nasdaq National Market, and (ix) all other fees, costs and expenses referred to in Item 13 of Part II of the Registration Statement. Except as provided in this Section , Section , Section and Section hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

               This Section shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Stockholders, on the other hand.

               SECTION 5. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Common Shares as provided herein on the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, shall be subject to the accuracy of the representations and warranties (except that, with respect to clause (i) of Section hereof, subsequent to the respective dates as of which information is given in the Prospectus, there shall not have been any Material Adverse Change, except as otherwise disclosed in the Prospectus or in the certificate delivered pursuant to Section hereof, which exception shall not affect the availability of the condition set forth in Section hereof) on the part of the Company and the Selling Stockholders set forth in Sections and hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Common Shares, as of the Second Closing Date as though then made, to the timely performance by the Company and the Selling Stockholders of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

               A) Accountants' Comfort Letter. On the date hereof, the Representatives shall have received from Deloitte & Touche LLP, independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus (and the Representatives shall have received an additional 10 conformed copies of such accountants' letter for each of the several Underwriters).

               B) Compliance with Registration Requirements; No Stop Order; No Objection from NASD. As of the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date:

                       i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a pre- or post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such pre- or post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the Representatives' consent thereto, the Company shall have filed a Term Sheet with the Commission in the manner and within the time period required by such Rule 424(b);

                       ii) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

                       iii) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

               C) No Material Adverse Change. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, in the judgment of the Representatives there shall not have occurred any Material Adverse Change that makes it impracticable to market the Common Shares in the manner and on the terms described in the Prospectus.

               D) Opinion of Counsel for the Company. On each of the First Closing Date and the Second Closing Date the Representatives shall have received the favorable opinion of Cooley Godward LLP, counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A (and the Representatives shall have received an additional 10 conformed copies of such counsel's legal opinion for each of the several Underwriters).

               E) Opinion of Counsel for the Underwriters. On each of the First Closing Date and the Second Closing Date the Representatives shall have received the favorable opinion of Orrick, Herrington & Sutcliffe LLP, counsel for the Underwriters, dated as of such Closing Date, with respect to the matters set forth in paragraphs (i), (vii), (viii), (ix) and (x) and the next-to-last paragraph of Exhibit A (and the Representatives shall have received an additional 10 conformed copies of such counsel's legal opinion for each of the several Underwriters).

               F) Officers' Certificate. On each of the First Closing Date and the Second Closing Date the Representatives shall have received a written certificate executed by the Chairman of the Board and Chief Executive Officer of the Company and the Vice President, Finance, Chief Financial Officer and Secretary of the Company, dated as of such Closing Date, to the effect set forth in subsection hereof, and further to the effect that:

                       i) except as otherwise stated in such certificate, for the period from and after the date of this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change;

                       ii) the representations, warranties and covenants of the Company set forth in Section of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date, except, with respect solely to clause (i) of Section , as otherwise stated in such certificate; and

                       iii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

               G) Bring-down Comfort Letter. On each of the First Closing Date and the Second Closing Date the Representatives shall have received from Deloitte & Touche LLP, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection hereof, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or Second Closing Date, as the case may be (and the Representatives shall have received an additional 10 conformed copies of such accountants' letter for each of the several Underwriters).

               H) Opinion of Counsel for the Selling Stockholders. On the First Closing Date the Representatives shall have received the favorable opinion of Cooley Godward LLP, counsel for those Selling Stockholders who are individuals, and the favorable opinions of the respective counsels of each of the other Selling Stockholders, each dated as of such Closing Date, the forms of which are attached as Exhibit B-1 and Exhibit B-2 (with such modifications as are acceptable to the Representatives), respectively (and the Representatives shall have received an additional 10 conformed copies of each such counsel's legal opinion for each of the several Underwriters).

               I) Selling Stockholders' Certificate. On the First Closing Date the Representatives shall have received a written certificate executed by the Attorney-in-Fact of each Selling Stockholder, dated as of such Closing Date, to the effect that:

                       i) the representations, warranties and covenants of such Selling Stockholder set forth in Section of this Agreement are true and correct with the same force and effect as though expressly made by such Selling Stockholder on and as of such Closing Date; and

                       ii) such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

               J) Selling Stockholders' Documents. On or before the date hereof, the Company and the Selling Stockholders shall have furnished for review by the Representatives copies of the Powers of Attorney and Custody Agreements executed by each of the Selling Stockholders and such further information, certificates and documents as the Representatives may reasonably request.

               K) Lock-Up Agreement from Stockholders of the Company. On or before the date hereof, the Company shall have furnished to the Representatives
(i) an agreement in the form of Exhibit C hereto from each director and officer and from beneficial owners of Common Stock, options or warrants to purchase Common Stock or any securities convertible into Common Stock representing 89% of the Common Stock on a fully diluted basis, and (ii) evidence satisfactory to the Representatives that beneficial owners of Common Stock, options or warrants to purchase Common Stock or any securities convertible into Common Stock representing an additional 9% of the Common Stock on a fully diluted basis are subject to contractual restrictions on the transfer of their securities. In each case, such agreements shall be in full force and effect on each of the First Closing Date and the Second Closing Date.

               L) Additional Documents. On or before each of the First Closing Date and the Second Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Common Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

               If any condition specified in this Section hereof is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company and the Selling Stockholders at any time on or prior to the First Closing Date and, with respect to the Optional Common Shares, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section , Section , Section and Section hereof shall at all times be effective and shall survive such termination.

               SECTION 6. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If this Agreement is terminated by the Representatives pursuant to Section , Section
(i)(a), (iv), (v) or Section hereof, or if the sale to the Underwriters of the Common Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Stockholders to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters, severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Common Shares, including but not limited to reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges. Notwithstanding the foregoing sentence, the Representatives and the other Underwriters shall not be entitled to such reimbursement of expenses in the event that this Agreement is terminated by the Representatives (i) pursuant to Section 5(C) or 10(iv), as a result of adverse changes resulting solely from general economic conditions or conditions affecting generally the industry in which the Company operates, or (ii) pursuant to Section 10(v), so long as the event causing such termination shall not have interfered or be reasonably likely to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured.

               SECTION 7.  INDEMNIFICATION.

               A) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the

Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company or the Selling Stockholders contained herein (provided that, for purposes of the indemnification set forth herein, the representations and warranties given in Section hereof shall be deemed to have been made, in each case, without reference to the Exceptions (as defined therein)); or (iv) in whole or in part upon any failure of the Company or the Selling Stockholders to perform their respective obligations hereunder or under law; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Montgomery Securities) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company and the Selling Stockholders by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Common Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section hereof and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Common Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense.

               Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless the Company, each Underwriter, the directors, officers, employees and agents of the Company and each Underwriter, and each person, if any, who controls the Company or any Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Company, such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Selling Stockholder), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in any information provided by such Selling Stockholder specifically for use in the preparation of the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any information provided by such Selling Stockholder specifically for use in the preparation of any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of such Selling Stockholder contained herein; or
(iv) in whole or in part upon any failure of the such Selling Stockholder to perform its obligations hereunder or under law; and to reimburse the Company, each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Montgomery Securities) as such expenses are reasonably incurred by the Company, such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company and the Selling Stockholders by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Common Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section hereof and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Common Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense; and provided, further, that the liability of each Selling Stockholder to the Company, the Underwriters or any other person shall be limited to an amount equal to the net proceeds received (after deducting underwriters' discounts and commissions) by such Selling Stockholder from the sale of the Common Shares contemplated hereby.

               The indemnity agreement set forth in this Section shall be in addition to any liabilities that the Company and the Selling Stockholders may otherwise have.

               B) Indemnification by the Underwriters. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Stockholders and each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, Selling Stockholder or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company and the Selling Stockholders by the Representatives expressly for use therein; and to reimburse the Company, or any such director, officer, Selling Stockholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and each of the Selling Stockholders, hereby acknowledges that the only information that the Underwriters have furnished to the Company and the Selling Stockholders expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth (A) as the first paragraph on the inside front cover page of the Prospectus concerning stabilization by the Underwriters and (B) in the table in the first paragraph and as the second paragraph, the third sentence of the sixth paragraph, the seventh paragraph, the eight paragraph and the ninth paragraph under the caption "Underwriting" in the Prospectus; and the Underwriters confirm that such statements are correct. The indemnity agreement set forth in this
Section   shall be in addition to any liabilities that each Underwriter may otherwise have.

               C) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section , notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Montgomery Securities in the case of Section and Section hereof), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

               D) Settlements. The indemnifying party under this Section shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by Section hereof, the indemnifying party agrees that it shall be liable for any reasonable settlement of any proceeding effected without its written consent if
(i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and 30 days after receipt of notice of the terms of such settlement and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided that, the indemnified party shall promptly reimburse any amounts paid to or on behalf of such indemnified party in the event such indemnification obligation is ultimately determined to be improper whether by a court or is in excess of amounts agreed upon through negotiation between the parties. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

               SECTION 8.  CONTRIBUTION.

               If the indemnification provided for in Section hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and each Selling Stockholder severally and not jointly, on the one hand, and the Underwriters, on the other hand, from the offering of the Common Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each Selling Stockholder severally and not jointly, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations provided, however, that in no case shall any Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received (after deducting the Underwriters' discounts and commissions) by such Selling Stockholder in the offering, provided, further, that the Company shall be responsible for any amounts that would have been allocable to a Selling Stockholder but for such limitation. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Common Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Common Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus (or, if Rule 434 under the Securities Act is used, the corresponding location on the Term Sheet) bear to the aggregate initial public offering price of the Common Shares as set forth on such cover. The relative fault of the Company and each Selling Stockholder, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company or a Selling Stockholder, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section   hereof with respect to notice of commencement of any
action shall apply if a claim for contribution is to be made under this Section ; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section hereof for purposes of indemnification.

               The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section .

               Notwithstanding the provisions of this Section , no Underwriter shall be required to contribute any amount in excess of the underwriting discount received by such Underwriter in connection with the Common Shares underwritten by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section , each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

               SECTION 9. DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Common Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Common Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Common Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Common Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Common Shares and the aggregate number of Common Shares with respect to which such default occurs exceeds 10% of the aggregate number of Common Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Common Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section , Section , Section and Section hereof shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

               As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section . Any action taken under this Section shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

               SECTION 10. TERMINATION OF THIS AGREEMENT. Prior to the First Closing Date this Agreement may be terminated by the Representatives by notice given to the Company and the Selling Stockholders if at any time (i)(a) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market, or (b) trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Common Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change that makes it impracticable to market the Common Shares in the manner and on the terms described in the Prospectus; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives would be reasonably likely to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section shall be without liability on the part of (a) the Company or the Selling

Stockholders to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to
Sections   and   hereof, (b) any Underwriter to the Company or the Selling
Stockholders, or (c) any party hereto to any other party except that the
provisions of Section   and Section   hereof shall at all times be effective and
shall survive such termination.

               SECTION 11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, the Selling Stockholders and the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, or the Selling Stockholders, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.


               SECTION 12. NOTICES. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

               Montgomery Securities
               600 Montgomery Street
               San Francisco, California  94111
               Facsimile:  415-249-5558
               Attention:  Richard A. Smith

   with a copy to:

               Montgomery Securities
               600 Montgomery Street
               San Francisco, California  94111
               Facsimile:  (415) 249-5553
               Attention:  David A. Baylor, Esq.

If to the Company:

               Il Fornaio (America) Corporation
               1000 Sansome Street
               San Francisco, California  94111
               Facsimile:  (415) 956-2879
               Attention:  Laurence B. Mindel

If to the Selling Stockholders:

               BankBoston, N.A.
               150 Royall Street
               Mail Stop 45-02-62

               Canton, Massachusetts  02021
               Facsimile:  (617) 575-2420
               Attention:  Carole McHugh

Any party hereto may change the address for receipt of communications by giving written notice to the others.

               SECTION 13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section hereof, and to the benefit of the employees, officers and
directors and controlling persons referred to in Section   and Section
hereof, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

               SECTION 14. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

               SECTION 15.  GOVERNING LAW PROVISIONS.

               A) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

               B) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a San Francisco office at 49 Stevenson Street, San Francisco, California 94105, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of San Francisco.

               SECTION 16. FAILURE OF ONE OR MORE OF THE SELLING STOCKHOLDERS TO SELL AND DELIVER COMMON SHARES. If (A) one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Stockholders at the First Closing Date pursuant to this Agreement and (B) the Company shall fail or be unable to sell and deliver to the Underwriters an additional amount of Common Shares equal to the number of Common Shares to be sold and delivered by such Selling Stockholder at the First Closing Date without delay, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections , , and hereof, the Company or the Selling Stockholders, or (ii) purchase the shares which the Company and other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Stockholders pursuant to this Agreement at the First Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Stockholders, to postpone the First Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

               SECTION 17. GENERAL PROVISIONS. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

               Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section hereof and the contribution provisions of Section hereof, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections and hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.





                              [Signature Page Next]

               If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company and the Custodian the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                       Very truly yours,

                                       IL FORNAIO (AMERICA) CORPORATION



                                       By:  /s/  Laurence B. Mindel
                                           -------------------------------------
                                                 Laurence B. Mindel
                                                 Chairman of the Board and
                                                 Chief Executive Officer


                                       SELLING STOCKHOLDERS



                                       By:  /s/  Laurence B. Mindel
                                           -------------------------------------
                                                 (Attorney-in-fact)

               The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives in San Francisco, California as of the date first above written.



MONTGOMERY SECURITIES



BT ALEX. BROWN INCORPORATED

Acting as Representatives of the several Underwriters named in the attached Schedule A.


By: MONTGOMERY SECURITIES


By:  /s/  Richard A. Smith
    --------------------------------
          Authorized Signatory

                                   SCHEDULE A


============================================================
                                              NUMBER OF
                                              FIRM COMMON
                                              SHARES TO BE
UNDERWRITERS                                  PURCHASED
------------------------------------------------------------
Montgomery Securities                          510,000
------------------------------------------------------------
BT Alex. Brown Incorporated                    510,000
------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities
        Corporation                             80,000
------------------------------------------------------------
Robertson, Stephens & Company LLC               80,000
------------------------------------------------------------
Schroder & Co. Inc.                             80,000
------------------------------------------------------------
Arnhold and S. Bleichroeder, Inc.               40,000
------------------------------------------------------------
Cruttenden Roth Incorporated                    40,000
------------------------------------------------------------
Fahnestock & Co. Inc.                           40,000
------------------------------------------------------------
Hampshire Securities Corporation                40,000
------------------------------------------------------------
Raymond James & Associates, Inc.                40,000
------------------------------------------------------------
H.C. Wainwright & Co., Inc.                     40,000
------------------------------------------------------------
Total                                        1,500,000
------------------------------------------------------------

============================================================

                                   SCHEDULE B


===============================================
                                  NUMBER OF
                                  FIRM COMMON
                                  SHARES TO BE
SELLING STOCKHOLDER               SOLD
-----------------------------------------------
Douglas Appleton
c/o Donald L. Schwarz
Schroder & Co.
10877 Wilshire Blvd., 5th Floor
Los Angeles, CA  90024                 5,000
-----------------------------------------------
Candice E. Appleton
c/o Donald L. Schwarz
Schroder & Co.
10877 Wilshire Blvd., 5th Floor
Los Angeles, CA  90024                 5,000
-----------------------------------------------
Andrew D. Berkey II
230 No. Rockingham Avenue
Los Angeles, CA  90049                 3,000
-----------------------------------------------
Stephen W. Bershad
645 Madison Avenue, 9th Floor
New York, NY  10022                   12,620
-----------------------------------------------
Dennis Bookshester
1325 W. Astor
Chicago, IL  60610                     6,310
-----------------------------------------------
Collingwood Partners
c/o Richard D. Angel
Daniel H. Renberg and Associates
8383 Wilshire Blvd., Suite 926
Beverly Hills, CA  90211              25,240
-----------------------------------------------
Dorskind 1982 Trust
c/o Albert A. Dorskind
807 N. Roxbury Drive
Beverly Hills, CA  90210               3,000
-----------------------------------------------
Phyllis and Donald Epstein
c/o Donald L. Schwarz
Schroder & Co.
10877 Wilshire Blvd., 5th Floor
Los Angeles, CA  90024                 5,000
===============================================

===============================================
Aaron R. Eshman
c/o Wertheim Schroder & Co., Inc.
10877 Wilshire Blvd., Suite 500
Los Angeles, CA  90024                  4,000
-----------------------------------------------
Oak Brook Bank, Trustee Custodian
FBO Arthur P. Frigo IRA
c/o Sherri M. Nugent
Oak Brook Bank
1400 W. 16th Street
Oak Brook, IL  60523                    6,310
-----------------------------------------------
Barry Goldfarb
1460 Moraga Drive
Los Angeles, CA  90049                 12,620
-----------------------------------------------
Bernard A. Greenberg
Rosenfeld, Meyer & Susman, LLP
9601 Wilshire Blvd., 4th Floor
Beverly Hills, CA  90210                3,000
-----------------------------------------------
InterWest Entrepreneurs
c/o Karen Wilson
InterWest Partners
3000 Sand Hill Road
Menlo Park, CA  94025                     631
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InterWest Partners I
c/o Karen Wilson
InterWest Partners
3000 Sand Hill Road
Menlo Park, CA  94025                  17,709
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InterWest Partners II
c/o Karen Wilson
InterWest Partners
3000 Sand Hill Road
Menlo Park, CA  94025                  17,807
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InterWest Partners IV
c/o Karen Wilson
InterWest Partners
3000 Sand Hill Road
Menlo Park, CA  94025                  25,967
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Marilyn Karsten
10580 Wilshire Blvd., #66
Los Angeles, CA  90024                  3,000
-----------------------------------------------
C. Joseph LaBonte
c/o Jenny Craig, Inc.
11355 N. Torrey Pines Road
La Jolla, CA  92038                     3,046
===============================================

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C. Joseph LaBonte Defined Benefit Plan
c/o Jenny Craig, Inc.
11355 N. Torrey Pines Road
La Jolla, CA  92038                                                   6,894
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Edward N. Levine
16 Somerset Lane
Mill Valley, CA  94941                                               8,000
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Mark T. Lindee
Schroder & Co.
10877 Wilshire Blvd., 5th Floor
Los Angeles, CA  90024                                               6,000
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Delaware Charter Guaranteed Trust Co.
FBO Jerry Magnin
The Magnin Co., Inc.
444 N. Rodeo Drive
Beverly Hills, CA  90210                                             3,000
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Jerry Allan Magnin and Lois Magnin
Declaration of Trust
The Magnin Co., Inc.
444 N. Rodeo Drive
Beverly Hills, CA  90210                                            12,620
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Master Trust Pursuant to Hewlett Packard
Deferred Profit Sharing Plan and
Supplemental Pension Plan
Cheryl Gorman
Hewlett Packard-1900
1501 N. Page Mill Labs, Bldg. 1U
Palo Alto, CA  94304                                                25,240
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Mayfield V
2800 Sand Hill Road
Menlo Park, CA 94025
Attn: George A. Pavlov                                              18,470
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Mayfield Associates
Mayfield Associates Fund
2800 Sand Hill Road
Menlo Park, CA 94025
Attn: George A. Pavlov                                                 770
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Joseph and Ann H. Nadel, Trustees of the Joseph Nadel
and Ann H. Nadel Revocable Living Trust dated August 23, 1995
Berger Nadel & Vannelli
One California Street, Suite 2750
San Francisco, CA  94111                                             3,000
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Delaware Charter Guarantee & Trust, Trustee
FBO Donald L. Schwarz IRA
Schroder & Co.
10877 Wilshire Blvd., 5th Floor
Los Angeles, CA 90024
Attn: Donald Schwarz                                                 4,000
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Sequoia Capital Growth Fund
c/o Tom Stephenson
Sequoia Capital
3000 Sand Hill Road, Bldg. 4, Suite 280
Menlo Park, CA  94025                                               21,872
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Sequoia Technology Partners III
c/o Tom Stephenson
Sequoia Capital
3000 Sand Hill Road, Bldg. 4, Suite 280
Menlo Park, CA  94025                                                1,396
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Wells Fargo & Company
444 Market Street
San Francisco, CA 94111
Attn: Alan J. Pabst                                                219,478
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Wilderess Associates
844 Moraga Drive
Los Angeles, CA 90049
Attn: Richard Sandler                                               10,000
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Total                                                              500,000
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                                                                    EXHIBIT A(1)



               Opinion of counsel for the Company to be delivered pursuant to Section of the Underwriting Agreement.

               References to the Prospectus in this Exhibit A include any supplements thereto at the Closing Date.

                i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                ii) The Company has the requisite corporate power and authority to own, lease and operate its property and assets and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

                iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in California, Colorado, Nevada, Oregon and Washington and, to the best of such counsel's knowledge, is not required to qualify as a foreign corporation to do business in any other jurisdiction in the United States (other than California, Colorado, Nevada, Oregon and Washington) where the failure to so qualify or to be in good standing would, individually or in the aggregate, result in a Material Adverse Change.

                iv) The Company has __________ authorized shares of capital stock, consisting of __________ shares of Common Stock and __________ shares of Preferred Stock. Immediately prior to the date of this opinion letter, there were __________ shares of Common Stock, __________ shares of Series A Preferred Stock, __________ shares of Series B Preferred Stock, __________ shares of Series C Preferred Stock, __________ shares of Series D Preferred Stock, __________ shares of Series E Preferred Stock and __________ shares of Series F Preferred Stock issued and outstanding. Except as described in Section "Capitalization and Other Stockholder Matters" in the Underwriting Agreement (the "Exceptions"), all of the outstanding shares of Common Stock (including the shares of Common Stock owned by Selling Stockholders) have been duly authorized and validly issued, are fully paid and nonassessable. The form of certificate used to evidence shares of the Company's common stock included as Exhibit 4.2 to the Registration Statement is in due and proper form under Delaware law, and complies with all applicable requirements of the certificate of incorporation

--------
(1) The final opinion in draft form must be attached as Exhibit A at the time this Agreement is executed.

        and by-laws of the Company and the General Corporation Law of the State of Delaware.

                v) Except as disclosed in the Prospectus and the Exceptions, to the best of such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments to issue any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company.

                vi) Except as described in the Exceptions, no stockholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the certificate of incorporation or by-laws of the Company or under the General Corporation Law of the State of Delaware or, (ii) to the best of such counsel's knowledge, under any agreement to which the Company is a party.

                vii) The Underwriting Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable laws and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting creditors' rights generally and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

                viii) The [Firm] Common Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and nonassessable.

                ix) [Each of] the Registration Statement [and the Rule 462(b) Registration Statement, if any,] has been declared effective by the Commission under the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder (collectively, the "Securities Act"). To the best knowledge of such counsel, no stop order suspending the effectiveness of [either of] the Registration Statement [or the Rule 462(b) Registration Statement, if any,] has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or threatened by the Commission. Any required filing of the Prospectus [and any supplement thereto] pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

                x) The Registration Statement[, including any Rule 462(b) Registration Statement,] the Prospectus, and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements, notes thereto and related statements, schedules and other financial and statistical information included therein or in exhibits to or excluded from the Registration Statement, as to which no opinion need be rendered) comply as to form in all material respects with the applicable requirements of the Securities Act.

                xi) The Common Shares have been approved for inclusion on the Nasdaq National Market, subject only to official notice of issuance.

                xii) The statements (i) in the Prospectus under the captions "Management--Board Composition," "Management--Board Committees," "Management--Employment Agreement," "Management--Employee Benefit Plans," "Certain Transactions," "Description of Capital Stock" and "Shares Eligible for Future Sale" and (ii) in Item 14 of the Registration Statement, insofar as such statements constitute matters of law, summaries of legal matters, the Company's certificate of incorporation or by-law provisions, documents or legal proceedings, or legal conclusions, has been reviewed by such counsel and fairly summarize, to the extent required under the Securities Act the matters referred to therein.

                xiii) To the best knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened which are required, under the Securities Act, to be disclosed in the Registration Statement, other than those disclosed therein.

                xiv) To the best knowledge of such counsel, there are no Existing Instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto under the Securities Act other than those described or referred to therein or filed as exhibits thereto.

                xv) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the Company's execution, delivery and performance of the Underwriting Agreement and the Company's consummation of the transactions contemplated thereby and by the Prospectus, except as required under the Securities Act, applicable state securities or blue sky laws and the clearance of such offering with the NASD.

                xvi) The execution and delivery of the Underwriting Agreement by the Company and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification and contribution sections of the Underwriting Agreement, as to which no opinion need be rendered) (i) have been duly authorized by all necessary corporate action on the part of the Company; (ii) will not result in any violation of the provisions of the charter or by-laws of the Company;
        (iii) will not constitute a material breach of, or material Default under or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company under any material Existing Instrument; or (iv) to the best knowledge of such counsel, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company, which would materially and adversely affect the Company, its assets, financial condition or operations.

                xvii) No persons have registration or other similar rights under the Company's certificate of incorporation, by-laws or any agreement or contract, known to such counsel and to which the Company is a party, to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by the Underwriting Agreement.

                xviii) To the best knowledge of such counsel, the Company is not in violation of its Certificate of Incorporation or by-laws.

               In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified in paragraph above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe that [either] the Registration Statement [or any amendments thereto], at the time the Registration Statement [or such amendments] became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or at the First Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements schedules and other financial and statistical information, included in the Registration Statement or the Prospectus or any amendments or supplements thereto).

               In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the General Corporation Law of the State of California or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the First Closing Date or the Second Closing Date, as the case may be, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                                                  EXHIBIT B-1(2)


                   Opinion for Individual Selling Stockholders

               The opinion of such counsel pursuant to Section shall be rendered to the Representatives at the request of the Company and shall so state therein. References to the Prospectus in this Exhibit B-1 include any supplements thereto at the Closing Date.

                i) The Underwriting Agreement has been duly executed and delivered by or on behalf of, and is a valid and binding agreement of, each Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

                ii) To the best of such counsel's knowledge, the execution and delivery by each Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, the Underwriting Agreement and its Custody Agreement and its Power of Attorney will not violate or contravene any provision of applicable law or regulation (except for applicable state securities or blue sky laws as to which no opinion need be expressed).

                iii) To the best of such counsel's knowledge, each Selling Stockholder has record title to all of the Common Shares which may be sold by such Selling Stockholder under the Underwriting Agreement.

                iv) Each of the Custody Agreement and Power of Attorney of each Selling Stockholder has been executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

                v) Assuming that the Underwriters purchase the Common Shares which are sold by each Selling Stockholder pursuant to



-----------
(2) The final opinion in draft form must be attached as Exhibit B-1 at the time this Agreement is executed.




                                      B-1-1
        the Underwriting Agreement for value, in good faith and without notice of any adverse claim, the delivery of such Common Shares pursuant to the Underwriting Agreement will pass good and valid title to such Common Shares, free and clear of any adverse claim.

                vi) To the best of such counsel's knowledge, no consent, approval, authorization or other order of, or registration or filing with, any court or governmental authority or agency, is required for the consummation by each Selling Stockholder of the transactions contemplated in the Underwriting Agreement, except as required under the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, applicable state securities or blue sky laws, and from the NASD.

               In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the General Corporation Law of the State of California or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the First Closing Date shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Stockholders and public officials.






                                      B-1-2

                                                                  EXHIBIT B-2(3)


                   Opinion for Corporate Selling Stockholders
                (to be rendered by such entity's regular counsel
                         acceptable to the Underwriters)

               The opinion of such counsel pursuant to Section shall be rendered to the Representatives at the request of the Company and shall so state therein. References to the Prospectus in this Exhibit B-2 include any supplements thereto at the Closing Date.

                i) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of, and is a valid and binding agreement of, each Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

                ii) The execution and delivery by each Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, the Underwriting Agreement and its Custody Agreement and its Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a default under, the charter or by-laws, partnership agreement, trust agreement or other organizational documents, as the case may be, of such Selling Stockholder, or, to the best of such counsel's knowledge, violate or contravene any provision of applicable law or regulation (except for the Securities Act, applicable state securities or blue sky laws as to which no opinion need be expressed), or, to the best of such counsel's knowledge, violate, result in a breach of or constitute a default under the terms of any other agreement or instrument to which such Selling Stockholder is a party or by which it is bound, or any judgment, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

                iii) To the best of such counsel's knowledge, each Selling Stockholder has record title to all of the Common Shares which may be sold by such Selling Stockholder under the Underwriting Agreement and has the corporate, partnership or trust right and power, and all authorizations and approvals required under its charter and by-laws, partnership


----------
(3) The final opinion in draft form must be attached as Exhibit B-2 at the time this Agreement is executed.




                                      B-2-1
        agreement, trust agreement or other organizational documents, as the case may be, to enter into the Underwriting Agreement and its Custody Agreement and its Power of Attorney, to sell, transfer and deliver all of the Common Shares which may sold by such Selling Stockholder under the Underwriting Agreement and to comply with its other obligations under the Underwriting Agreement, its Custody Agreement and its Power of Attorney.

                iv) Each of the Custody Agreement and Power of Attorney of each Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnification and contribution thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

                v) Assuming that the Underwriters purchase the Common Shares which are sold by each Selling Stockholder pursuant to the Underwriting Agreement for value, in good faith and without notice of any adverse claim, the delivery of such Common Shares pursuant to the Underwriting Agreement will pass good and valid title to such Common Shares, free and clear of any adverse claim.

                vi) To the best of such counsel's knowledge, no consent, approval, authorization or other order of, or registration or filing with, any court or governmental authority or agency, is required for the consummation by each Selling Stockholder of the transactions contemplated in the Underwriting Agreement, except as required under the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, applicable state securities or blue sky laws, and from the NASD.

               In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the General Corporation Law of the [state or commonwealth of the entity's organization] or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the First Closing Date shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and




                                      B-2-2

(B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Stockholders and public officials





                                      B-2-3

                                                                       EXHIBIT C


[Date]

Montgomery Securities
BT Alex. Brown Incorporated
        As Representatives of the Several Underwriters
c/o Montgomery Securities
600 Montgomery Street
San Francisco, California 94111

RE:     Il Fornaio (America) Corporation (the "Company")

Ladies & Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as the representatives of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of Montgomery Securities (which consent may be withheld at the sole discretion of Montgomery Securities), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, or otherwise dispose of (other than by devise or descent) any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under Securities Exchange Act of 1934, as amended) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 180 days after the date of the Prospectus. The foregoing paragraph shall not prohibit (i) bona fide gifts made to any person or entity or (ii) distributions by the undersigned to its partners (if the undersigned is a partnership) or shareholders (if the undersigned is a corporation); provided that such donee or distributee agrees in writing to be bound by the provisions of this letter as if it were the undersigned referred to herein, which written agreement shall have been executed and delivered to Montgomery Securities prior to such gift or distribution. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of 1933, as amended, of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.



_______________________________
Printed Name of Holder



By: ___________________________
       Signature



_______________________________
Printed Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)






                                       C-2